UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 30, 2013 (May 29, 2013)

ALCOA INC.

(Exact name of Registrant as specified in its charter)

Pennsylvania	1-3610	25-0317820
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

390 Park Avenue, New York, New York	10022-4608
(Address of Principal Executive Offices)	(Zip Code)

Office of Investor Relations 212-836-2674

Office of the Secretary 212-836-2732

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On May 29, 2013, Moody’s Investors Service announced the following ratings changes for Alcoa Inc. (“Alcoa”): downgraded the long-term debt rating from Baa3 to Ba1; withdrew the Prime-3 short-term debt rating and assigned a speculative grade liquidity rating of SGL-1; and confirmed the Ba2 preferred stock rating. Additionally, Moody’s changed the rating outlook from negative to stable.

A copy of Alcoa’s press release issued on May 29, 2013 regarding the ratings changes is attached hereto as Exhibit 99 and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

The following is filed as an exhibit to this report:

99	Alcoa Inc. press release dated May 29, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALCOA INC.

By:	/s/ MAX W. LAUN
Name:	Max W. Laun
Title:	Vice President and General Counsel

Date: May 30, 2013

EXHIBIT INDEX

Exhibit No.	Description

99	Alcoa Inc. press release dated May 29, 2013.

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